AMENDMENT ONE
                                       TO
                      RHEEM VALLEY ASSET PURCHASE AGREEMENT

         This Amendment Number One to Rheem Valley Asset Purchase Agreement (the "Amendment"), is dated as of April 14, 1999, and entered into by and among PARACELSUS CONVALESCENT HOSPITALS, INC., a California corporation ("PCHI"), PARACELSUS REAL ESTATE CORPORATION, a California corporation ("PREC") (PCHI and PREC are also sometimes referred to herein individually as, a "Seller" and, collectively as, the "Sellers"), and SUNLAND ASSOCIATES, INC., a Tennessee corporation (the "Buyer") or its assigns as herein permitted.

                                   WITNESSETH:

         WHEREAS, PCHI, PREC and Buyer entered into that one certain Asset Purchase Agreement dated as of March 15, 1999 (the "Purchase Agreement")providing for among other things the sale by PCHI and PREC and the purchase by Buyer of Sellers' operations of the skilled nursing facility named Rheem Valley Convalescent Hospital, located at 348 Rheem Boulevard, Moraga, California 94556 ("Rheem Valley") ; and

         WHEREAS, PCHI, PREC and Buyer desire to amend certain of the terms of the Purchase Agreement;

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, and covenants stated in this Agreement, and the other good and valuable consideration exchanged between the parties, the receipt and sufficiency of which is hereby acknowledged, the parties intending to be legally bound agree as follows:

1. DEFINED TERMS. Unless otherwise defined herein, terms used herein as defined terms shall have the meaning given them in the Purchase Agreement.

2. SECTION 5.1. CLOSING DATE." Section 5.1. is hereby amended to provide that the "Scheduled Closing Date" shall be June 15, 1999, or such other date mutually agreed upon in writing by the parties.

3. SECTION 9.16. "CONSENTS TO ASSUMPTION OF LEASES." Section 9.16 is hereby amended to read as follows:

                  "a. Buyer shall assist and cooperate with Seller and its representatives in obtaining, by the Closing Date the consents by the lessor under the Rheem Valley Lease to the assumption of such lease by Buyer.

                  b. If Seller is unable after using all commercially reasonable means, to obtain the termination and release required in
                  Section 9.16.a. by the Closing Date, then Buyer shall be deemed to have terminated this Agreement under Section 13.1.a."

4.       MISCELLANEOUS.

         a. ENTIRE AGREEMENT. This Amendment, constitutes the entire agreement between the parties




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         relating to the subject matter hereof, and supersedes all previous agreements, written or oral. If there shall be any conflict between the terms or interpretation of this Amendment and the terms of the Purchase Agreement, the terms of this Amendment shall govern. Headings are for convenience of reference only and shall not affect the interpretation or construction of this Amendment. All exhibits, schedules, documents, and instruments referred to in this Amendment are incorporated by reference for all purposes.

         b.       GOVERNING LAW; VENUE; ATTORNEY'S FEES.

                  i. Any dispute between the parties relating to this Amendment shall be construed under and in accordance with the laws of the State of California applicable to contracts between residents of California that are to be wholly performed within such state.

                  ii. The parties agree that the courts within Contra Costa County, California shall have exclusive venue and jurisdiction of same.

                  iii. The prevailing party in any litigation shall be entitled to recover from the other party reasonable attorney's fees and court costs incurred in the same, in addition to any other relief that may be awarded.

         c. MULTIPLE COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and all of which shall constitute one document; and furthermore, a facsimile signature shall be deemed an original.

         IN WITNESS WHEREOF, the parties have executed this Agreement and caused same to be duly delivered on their behalf as of the day and year first written above.

Buyer:

SUNLAND ASSOCIATES, INC.


By:
    -----------------------
Name:
      ---------------------
Title:
      ---------------------
Sellers:

PARACELSUS CONVALESCENT
HOSPITALS, INC.



By:
   ------------------------
Name: R. T. Pinchback
     ----------------------
Title: Vice President
      ---------------------

PARACELSUS REAL ESTATE
CORPORATION



By:
   ------------------------
Name: R. T. Pinchback
     ----------------------
Title: Vice President
      ---------------------